UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05178

Name of Fund: Merrill Lynch Equity Dividend Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, Merrill Lynch Equity Dividend Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 01/31/05

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Equity Dividend Fund

Semi-Annual Report
January 31, 2005

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Equity Dividend Fund

Sector Representation* as of January 31, 2005

A pie graph depicting Sector Representation* as of January 31, 2005

Financials                                                                 17.2%
Utilities                                                                  10.2%
Information Technology                                                      1.7%
Telecommunication Services                                                  3.4%
Consumer Discretionary                                                      4.0%
Health Care                                                                 2.1%
Energy                                                                     13.9%
Consumer Staples                                                            7.9%
Industrials                                                                12.1%
Materials                                                                  19.1%
Other**                                                                     8.4%

*     Shown as a percent of total investments.
**    Includes portfolio holdings in short-term investments.

Portfolio Information as of January 31, 2005

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corporation .............................................    2.9%
General Electric Company ............................................    2.6
Citigroup Inc. ......................................................    2.6
BlueScope Steel Limited .............................................    2.1
ConocoPhillips ......................................................    1.8
The St. Paul Travelers Cos., Inc. ...................................    1.7
Total SA (ADR) ......................................................    1.6
Bank of America Corporation .........................................    1.6
Raytheon Company ....................................................    1.6
United Technologies Corporation .....................................    1.6
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Metals & Mining ..........................................               12.8%
Oil & Gas ................................................               12.2
Commercial Banks .........................................                6.7
Electric Utilities .......................................                6.6
Aerospace & Defense ......................................                5.8
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


2       MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

A Letter From the President

Dear Shareholder

The U.S. equity market ended the current reporting period in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the best returns.

Total Returns as of January 31, 2005                                 6-month      12-month
==========================================================================================
Equities (Standard & Poor's 500 Index)                                +8.16%        +6.23%
------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                   +3.81         +4.16
------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        +4.80         +4.86
------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)        +7.85         +9.81
------------------------------------------------------------------------------------------

Over the past year, the U.S. economy transitioned from dependence on record monetary and fiscal stimulus to a broad-based, high-productivity, high-profit-margin growth engine. The year also marked the end of one of the most aggressive Federal Reserve Board (Fed) policy periods in history as deflation concerns, prevalent at the beginning of 2004, gave way to modest inflation scares -- notably, food prices in the spring and energy prices in the fall.

The Fed more than doubled the federal funds rate, increasing it from 1% to 2.25% in five separate moves between June and December 2004. Yet, even as the Fed raised its target short-term interest rate, long-term bond yields were little changed year over year as buying interest on the part of foreign central banks remained strong. The yield on the 10-year Treasury note stood at 4.14% on January 31, 2005. Despite very strong earnings growth, stocks remained in a narrow trading range for most of 2004, but rebounded nicely in the fourth quarter as election uncertainties and energy price concerns dissipated. January, the first month of the new year and the final month of the current reporting period, was a challenging one for equities as reflected in the -2.44% return of the S&P 500 Index for the month.

As we ended the current reporting period, the economy and earnings growth were beginning to slow and the Fed appeared poised to continue moving interest rates higher (and, in fact, raised the federal funds rate another 25 basis points on February 2, 2005). Progress was being monitored on many fronts in Washington, although concerns remained about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

Looking ahead, the environment is likely to be a challenging one for investors. At the start of the new year, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Trustee


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005               3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the benchmark S&P 500 Index for the period, benefiting primarily from good security selection in the materials sector, an underweight position in health care, and overweightings in energy and utilities stocks.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2005, Merrill Lynch Equity Dividend Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +11.79%, +11.25%, +11.33%, +11.92% and +11.73%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +8.16%, and its comparable Lipper category of Equity Income Funds had an average return of +9.59%. (Funds in this Lipper category seek relatively high current income and growth of income by investing 60% or more of their assets in dividend-paying equity securities.)

Good stock selection in the materials sector was the primary factor in the Fund's considerable outperformance of the S&P 500 Index for the period. The most positive individual stock contributors were BlueScope Steel Ltd., Cameco Corp., Peabody Energy Corp., BHP Billiton Ltd. and WMC Resources Ltd. -- none of which is represented in the Index. Our holdings in the industrials sector, most notably Rockwell Automation, Inc. and Caterpillar, Inc., also enhanced the Fund's relative performance.

From a sector perspective, Fund performance benefited from underweight positions in the health care and information technology sectors, as well as overweightings in energy, utilities and materials.

Conversely, security selection in the consumer staples and consumer discretionary sectors slightly hindered performance versus the benchmark. The portfolio's significant underweighting in consumer discretionary stocks also had a slightly negative effect on relative performance, as did the Fund's cash position during a period of generally rising equity prices.

Relative to the Lipper Equity Income Funds category, our focus on materials stocks was the primary contributor to the Fund's solid performance. We maintained positions in several commodity producers that are focused on the Chinese market. These stocks experienced a downturn in December amid concerns that China's economic growth would ease commodity and basic materials prices. However, commodity pricing in metallurgical coal and iron ore resumed strong appreciation trends late in the period, leading to a rally in the share prices of companies exposed to these commodities.

What changes were made to the portfolio during the period?

We did not significantly alter our investment strategy during the six-month period, continuing to focus on the materials and energy sectors.

Early in the period, we made few changes to the portfolio mainly because of the uncertainty surrounding the U.S. presidential and congressional elections. Instead, we maintained our holdings in stocks that had delivered strong relative returns for the year-to-date. However, we did increase the Fund's weighting in energy based on our belief that high energy prices would drive earnings throughout the sector in the near term, with the potential for increased dividends from the large-capitalization companies. This strategy ultimately benefited performance relative to the S&P 500 Index, as profits of larger cap energy companies grew amid rising energy prices.

In November, we added to our existing positions in the utilities and telecommunication services sectors. These stocks regained favor following the reelection of President Bush, as investor concerns over the continuation of the reduced federal income taxes on dividends moved closer to resolution. We then expanded the Fund's weightings in higher-yielding utilities stocks and the consumer staples sector. At the time of our purchases, each of these stocks provided current yields above that of the Fund and, in most cases, above that of the S&P 500 Index. Toward the end of the period, we selectively added to our positions in large-capitalization integrated oil stocks. These companies' refining and petrochemical businesses have been generating strong returns, which we believe should drive their year-over-year earnings comparisons even if oil prices do not return to last year's highs.


4       MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

How would you characterize the Fund's position at the close of the period?

At the beginning of 2005, the fundamentals remained positive within the energy and materials sectors. Thus, we retained our leverage to a capital spending recovery via exposure to industrial, materials and energy stocks. Continued global growth should lead to strong earnings in these sectors, which we believe will drive stock performance throughout 2005. Many of our investments in the industrial sector should benefit from a weaker U.S. dollar. In addition, given the outcome of the 2004 presidential election, we expect that many of our higher-yielding stocks will continue to perform well should dividend payments return their favorable federal income tax treatment.

We continue to limit the portfolio's exposure to consumer-oriented companies. We believe that consumer spending will moderate due to the diminishing impact of income tax cuts, the end of liquidity from the refinancing boom, and continued high gasoline, natural gas and home heating costs (although unusually warm winter weather in December and January served to offset these costs somewhat).

At the end of the period, the Fund's largest overweight positions versus the S&P 500 Index were in materials, energy and utilities. Conversely, the portfolio was most underweight in the information technology, health care and consumer discretionary sectors.

Robert M. Shearer
Vice President and Portfolio Manager

February 18, 2005


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005               5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                   10-Year/
                                                6-Month          12-Month      Since Inception      Standardized
As of January 31, 2005                       Total Return      Total Return      Total Return       30-Day Yield
================================================================================================================
ML Equity Dividend Fund Class A Shares*         +11.79%           +15.10%           +209.62%            1.21%
----------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class B Shares*         +11.25            +14.18            +191.24             0.52
----------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class C Shares*         +11.33            +14.16            +186.21             0.52
----------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class I Shares*         +11.92            +15.47            +217.41             1.44
----------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class R Shares*         +11.73            +14.95            + 41.31             1.27
----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                              + 8.16            + 6.23        +197.25/+34.79            --
----------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception total return periods are 10 years for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years and from 1/03/03.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

Performance Data (concluded)

Average Annual Total Return

                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/05                              +15.10%           + 9.06%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                             + 7.01            + 5.86
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                              +11.97            +11.36
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    Return             Return
                                                 Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/05                              +14.18%           +10.18%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                            + 6.19            + 5.88
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                             +11.28            +11.28
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                    Return             Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/05                              +14.16%           +13.16%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                            + 6.19            + 6.19
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                             +11.09            +11.09
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 1/31/05                              +15.47%           + 9.40%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                            + 7.29            + 6.14
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                             +12.24            +11.64
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
Class R Shares                                                            Return
================================================================================
One Year Ended 1/31/05                                                   +14.95%
--------------------------------------------------------------------------------
Inception (1/03/03) through 1/31/05                                      +18.12
--------------------------------------------------------------------------------


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005               7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2004 and held through January 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                  Beginning             Ending        During the Period*
                                                Account Value       Account Value     August 1, 2004 to
                                                August 1, 2004     January 31, 2005    January 31, 2005
========================================================================================================
Actual
========================================================================================================
Class A                                              $1,000            $1,117.90            $ 6.12
--------------------------------------------------------------------------------------------------------
Class B                                              $1,000            $1,112.50            $10.17
--------------------------------------------------------------------------------------------------------
Class C                                              $1,000            $1,113.30            $10.23
--------------------------------------------------------------------------------------------------------
Class I                                              $1,000            $1,119.20            $ 4.78
--------------------------------------------------------------------------------------------------------
Class R                                              $1,000            $1,117.30            $ 6.55
========================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================
Class A                                              $1,000            $1,019.56            $ 5.83
--------------------------------------------------------------------------------------------------------
Class B                                              $1,000            $1,015.71            $ 9.71
--------------------------------------------------------------------------------------------------------
Class C                                              $1,000            $1,015.66            $ 9.76
--------------------------------------------------------------------------------------------------------
Class I                                              $1,000            $1,020.83            $ 4.56
--------------------------------------------------------------------------------------------------------
Class R                                              $1,000            $1,019.16            $ 6.24
--------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.14% for Class A, 1.90% for Class B, 1.91% for Class C, .89% for Class I and 1.22% for Class R), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8       MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

Schedule of Investments                                        (in U.S. dollars)

Europe                Industry**                         Shares Held     Common Stocks                                      Value
====================================================================================================================================
France--1.6%          Oil & Gas--1.6%                         65,100     Total SA (a)                                   $  7,001,505
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in France                     7,001,505
====================================================================================================================================
Sweden--1.5%          Household Durables--1.5%               297,600     Electrolux AB Series B                            6,340,652
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Sweden                     6,340,652
====================================================================================================================================
United Kingdom--2.3%  Beverages--1.1%                        362,500     Diageo Plc                                        4,943,511
                      --------------------------------------------------------------------------------------------------------------
                      Oil & Gas--1.2%                         84,100     BP Plc (a)                                        5,014,042
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the United Kingdom         9,957,553
                      ==============================================================================================================
                                                                         Total Common Stocks in Europe--5.4%              23,299,710
                      ==============================================================================================================

North America
====================================================================================================================================
Canada--7.6%          Commercial Banks--2.2%                 111,600     Bank of Montreal                                  4,972,193
                                                             110,000     National Bank of Canada                           4,360,991
                                                                                                                        ------------
                                                                                                                           9,333,184
                      --------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication          130,200     BCE, Inc.                                         3,103,968
                      Services--0.8%                          15,000     TELUS Corp.                                         419,504
                                                                                                                        ------------
                                                                                                                           3,523,472
                      --------------------------------------------------------------------------------------------------------------
                      Metals & Mining--3.6%                   74,300     Alcan, Inc.                                       2,954,911
                                                             102,600     Barrick Gold Corp.                                2,240,951
                                                             153,900     Cameco Corp.                                      5,284,014
                                                             182,400     Noranda, Inc.                                     3,079,815
                                                             105,200     Placer Dome, Inc.                                 1,789,015
                                                                                                                        ------------
                                                                                                                          15,348,706
                      --------------------------------------------------------------------------------------------------------------
                      Oil & Gas--1.0%                         73,600     EnCana Corp.                                      4,351,639
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Canada                    32,557,001
====================================================================================================================================
United States--71.1%  Aerospace & Defense--5.8%               45,000     General Dynamics Corp.                            4,646,250
                                                              87,000     Northrop Grumman Corp.                            4,513,560
                                                             179,800     Raytheon Co.                                      6,724,520
                                                              55,300     Rockwell Collins, Inc.                            2,372,370
                                                              66,500     United Technologies Corp.                         6,695,220
                                                                                                                        ------------
                                                                                                                          24,951,920
                      --------------------------------------------------------------------------------------------------------------
                      Automobiles--0.3%                       36,500     General Motors Corp.                              1,343,565
                      --------------------------------------------------------------------------------------------------------------
                      Beverages--0.6%                         62,600     The Coca-Cola Co.                                 2,597,274
                      --------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.8%                   28,400     The Bank of New York Co., Inc.                      843,764
                                                              49,100     Morgan Stanley                                    2,747,636
                                                                                                                        ------------
                                                                                                                           3,591,400
                      --------------------------------------------------------------------------------------------------------------
                      Chemicals--3.4%                         33,400     Air Products & Chemicals, Inc.                    1,967,594
                                                              42,700     The Dow Chemical Co.                              2,122,190
                                                              59,200     EI du Pont de Nemours & Co.                       2,815,552
                                                              80,800     Olin Corp.                                        1,799,416
                                                              42,800     Praxair, Inc.                                     1,846,820
                                                              87,000     Rohm & Haas Co.                                   3,848,880
                                                                                                                        ------------
                                                                                                                          14,400,452
                      --------------------------------------------------------------------------------------------------------------
                      Commercial Banks--4.5%                 145,412     Bank of America Corp.                             6,742,754
                                                              34,800     SunTrust Banks, Inc.                              2,506,296
                                                             122,700     US Bancorp                                        3,687,135
                                                              35,500     Wachovia Corp.                                    1,947,175
                                                              71,100     Wells Fargo & Co.                                 4,358,430
                                                                                                                        ------------
                                                                                                                          19,241,790
                     ---------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005               9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

North America
(continued)           Industry**                         Shares Held     Common Stocks                                      Value
====================================================================================================================================
United States         Computers & Peripherals--1.7%          142,000     Hewlett-Packard Co.                            $  2,781,780
(continued)                                                   47,000     International Business Machines Corp.             4,390,740
                                                                                                                        ------------
                                                                                                                           7,172,520
                      --------------------------------------------------------------------------------------------------------------
                      Consumer Finance--0.4%                  35,700     American Express Co.                              1,904,595
                      --------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--0.8%            55,700     Temple-Inland, Inc.                               3,542,520
                      --------------------------------------------------------------------------------------------------------------
                      Diversified Financial Services--3.5%   223,800     Citigroup, Inc.                                  10,977,390
                                                             105,000     JPMorgan Chase & Co.                              3,919,650
                                                                                                                        ------------
                                                                                                                          14,897,040
                      --------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication           96,700     BellSouth Corp.                                   2,537,408
                      Services--2.5%                         137,500     SBC Communications, Inc.                          3,267,000
                                                              80,000     Sprint Corp.                                      1,906,400
                                                              91,000     Verizon Communications, Inc.                      3,238,690
                                                                                                                        ------------
                                                                                                                          10,949,498
                      --------------------------------------------------------------------------------------------------------------
                      Electric Utilities--6.6%                41,000     Ameren Corp.                                      2,054,920
                                                              53,600     American Electric Power Co., Inc.                 1,889,400
                                                              48,900     Cinergy Corp.                                     1,970,181
                                                              25,000     Consolidated Edison, Inc.                         1,096,750
                                                              76,400     Exelon Corp.                                      3,380,700
                                                              27,500     FPL Group, Inc.                                   2,107,600
                                                              35,300     FirstEnergy Corp.                                 1,403,528
                                                              73,900     PPL Corp.                                         3,990,600
                                                              93,800     The Southern Co.                                  3,167,626
                                                              80,800     TXU Corp.                                         5,591,360
                                                              49,600     Wisconsin Energy Corp.                            1,695,328
                                                                                                                        ------------
                                                                                                                          28,347,993
                      --------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.7%              52,200     Rockwell Automation, Inc.                         2,957,130
                      --------------------------------------------------------------------------------------------------------------
                      Energy Equipment & Services--1.7%      100,800     Halliburton Co.                                   4,145,904
                                                              44,600     Schlumberger Ltd.                                 3,034,584
                                                                                                                        ------------
                                                                                                                           7,180,488
                      --------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.4%          34,200     Wal-Mart Stores, Inc.                             1,792,080
                      --------------------------------------------------------------------------------------------------------------
                      Food Products--0.9%                     35,000     General Mills, Inc.                               1,854,650
                                                              50,000     HJ Heinz Co.                                      1,890,500
                                                                                                                        ------------
                                                                                                                           3,745,150
                      --------------------------------------------------------------------------------------------------------------
                      Gas Utilities--0.8%                     57,300     AGL Resources, Inc.                               1,985,445
                                                              42,100     KeySpan Corp.                                     1,661,687
                                                                                                                        ------------
                                                                                                                           3,647,132
                      --------------------------------------------------------------------------------------------------------------
                      Household Products--3.6%                80,600     Clorox Co.                                        4,789,252
                                                              66,900     Kimberly-Clark Corp.                              4,382,619
                                                             121,000     Procter & Gamble Co.                              6,440,830
                                                                                                                        ------------
                                                                                                                          15,612,701
                      --------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--3.3%          39,300     3M Co.                                            3,315,348
                                                             305,800     General Electric Co.                             11,048,554
                                                                                                                        ------------
                                                                                                                          14,363,902
                      --------------------------------------------------------------------------------------------------------------
                      Insurance--4.0%                         54,667     American International Group, Inc.                3,623,875
                                                              93,700     Lincoln National Corp.                            4,323,318
                                                              58,600     Marsh & McLennan Cos., Inc.                       1,904,500
                                                             193,294     The St. Paul Travelers Cos., Inc.                 7,256,257
                                                                                                                        ------------
                                                                                                                          17,107,950
                      --------------------------------------------------------------------------------------------------------------
                      Machinery--2.2%                         49,100     Caterpillar, Inc.                                 4,374,810
                                                              72,600     Deere & Co.                                       5,040,618
                                                                                                                        ------------
                                                                                                                           9,415,428
                      --------------------------------------------------------------------------------------------------------------
                      Media--0.9%                             44,300     The McGraw-Hill Cos., Inc.                        4,009,150
                      --------------------------------------------------------------------------------------------------------------


10      MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

North America
(concluded)           Industry**                         Shares Held     Common Stocks                                      Value
====================================================================================================================================
United States         Metals & Mining--2.7%                  102,400     Consol Energy, Inc.                            $  4,320,256
(concluded)                                                   18,200     Newmont Mining Corp.                                756,938
                                                              14,860     Novelis, Inc.                                       333,013
                                                              71,400     Peabody Energy Corp.                              6,051,150
                                                                                                                        ------------
                                                                                                                          11,461,357
                      --------------------------------------------------------------------------------------------------------------
                      Multi-Utilities &                       92,500     Dominion Resources, Inc.                          6,417,650
                      Unregulated Power--2.7%                 65,000     Duke Energy Corp.                                 1,741,350
                                                              66,400     Public Service Enterprise Group, Inc.             3,502,600
                                                                                                                        ------------
                                                                                                                          11,661,600
                      --------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.4%                  56,000     The May Department Stores Co.                     1,898,400
                      --------------------------------------------------------------------------------------------------------------
                      Oil & Gas--8.4%                         80,888     ChevronTexaco Corp.                               4,400,307
                                                              81,900     ConocoPhillips                                    7,599,501
                                                              89,000     Devon Energy Corp.                                3,619,630
                                                             238,300     Exxon Mobil Corp.                                12,296,280
                                                              56,000     Marathon Oil Corp.                                2,168,880
                                                              65,600     Murphy Oil Corp.                                  5,856,768
                                                                                                                        ------------
                                                                                                                          35,941,366
                      --------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--2.2%          117,000     International Paper Co.                           4,580,550
                                                               2,027     Neenah Paper, Inc.                                   64,641
                                                              75,500     Weyerhaeuser Co.                                  4,711,200
                                                                                                                        ------------
                                                                                                                           9,356,391
                      --------------------------------------------------------------------------------------------------------------
                      Personal Products--1.2%                118,600     Avon Products, Inc.                               5,007,292
                      --------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--2.0%                   57,800     Abbott Laboratories                               2,602,156
                                                              58,700     Bristol-Myers Squibb Co.                          1,375,928
                                                              28,400     Johnson & Johnson                                 1,837,480
                                                              29,300     Merck & Co., Inc.                                   821,865
                                                              54,700     Wyeth                                             2,167,761
                                                                                                                        ------------
                                                                                                                           8,805,190
                      --------------------------------------------------------------------------------------------------------------
                      Real Estate--1.4%                       36,500     Kimco Realty Corp.                                1,933,770
                                                              33,700     Simon Property Group, Inc.                        1,998,410
                                                              77,500     Taubman Centers, Inc.                             2,093,275
                                                                                                                        ------------
                                                                                                                           6,025,455
                      --------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.4%                  75,500     Limited Brands                                    1,789,350
                      --------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance--0.3%        19,500     Freddie Mac                                       1,273,155
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the United States        305,991,234
                      ==============================================================================================================
                                                                         Total Common Stocks in North America--78.7%     338,548,235
                      ==============================================================================================================

Pacific Basin/Asia
====================================================================================================================================
Australia--6.0%       Metals & Mining--6.0%                  707,100     Alumina Ltd.                                      3,354,979
                                                             446,100     BHP Billiton Ltd.                                 5,679,287
                                                           1,249,300     BlueScope Steel Ltd.                              8,968,667
                                                             145,970     Rio Tinto Ltd.                                    4,850,212
                                                             508,900     WMC Resources Ltd.                                2,830,874
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Australia                 25,684,019
====================================================================================================================================
China--0.5%           Metals & Mining--0.5%                   38,480     Aluminum Corp. of China Ltd. (a)                  2,126,020
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in China                      2,126,020
                      ==============================================================================================================
                                                                         Total Common Stocks in the Pacific
                                                                         Basin/Asia--6.5%                                 27,810,039
                      ==============================================================================================================
                                                                         Total Common Stocks
                                                                         (Cost--$273,954,202)--90.6%                     389,657,984
                      ==============================================================================================================


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005              11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                            (in U.S. dollars)

North America         Industry**                         Face Amount     Trust Preferred                                    Value
====================================================================================================================================
United States--0.4%   Automobiles--0.4%                  $ 2,000,000     Ford Motor Co. Capital Trust II, 6.50%
                                                                         due 1/15/2032                                  $  1,978,570
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Trust Preferred
                                                                         (Cost--$2,000,000)--0.4%                          1,978,570
                      ==============================================================================================================

                                                              Shares
North America                                                   Held     Warrants (b)
====================================================================================================================================
United States--0.0%   Communications Equipment--0.0%          10,830     Lucent Technologies, Inc.                            12,563
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Warrants (Cost--$17,978)--0.0%                 12,563
                      ==============================================================================================================

                                                          Beneficial
                                                            Interest     Short-Term Securities
                      ==============================================================================================================
                                                         $36,135,767     Merrill Lynch Liquidity Series, LLC Cash
                                                                         Sweep Series I (c)                               36,135,767
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Short-Term Securities
                                                                         (Cost--$36,135,767)--8.4%                        36,135,767
                      ==============================================================================================================
                      Total Investments (Cost--$312,107,947*)--99.4%                                                     427,784,884

                      Other Assets Less Liabilities--0.6%                                                                  2,518,826
                                                                                                                        ------------
                      Net Assets--100.0%                                                                                $430,303,710
                                                                                                                        ============

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 312,107,954
                                                                  =============
      Gross unrealized appreciation ...............               $ 122,795,006
      Gross unrealized depreciation ...............                  (7,118,076)
                                                                  -------------
      Net unrealized appreciation .................               $ 115,676,930
                                                                  =============

** For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)   Depositary Receipts.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                          Net         Interest
      Affiliate                                         Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $11,962,669    $   299,908
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                                     --             23
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

Statement of Assets and Liabilities

As of January 31, 2005
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$275,972,180) ..............................................                      $ 391,649,117
                       Investments in affiliated securities, at value (identified
                        cost--$36,135,767) ...............................................                         36,135,767
                       Receivables:
                          Beneficial interest sold .......................................    $   3,139,493
                          Dividends ......................................................          387,462
                          Interest (including $66,194 from affiliates) ...................           78,043         3,604,998
                                                                                              -------------
                       Prepaid expenses and other assets .................................                             35,916
                                                                                                                -------------
                       Total assets ......................................................                        431,425,798
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Beneficial interest redeemed ...................................          619,116
                          Investment adviser .............................................          213,781
                          Distributor ....................................................          137,976
                          Other affiliates ...............................................          109,404         1,080,277
                                                                                              -------------
                       Accrued expenses ..................................................                             41,811
                                                                                                                -------------
                       Total liabilities .................................................                          1,122,088
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 430,303,710
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                      $   1,054,248
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            491,395
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            417,187
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                          1,064,747
                       Class R Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                              9,001
                       Paid-in capital in excess of par ..................................                        317,341,346
                       Undistributed investment income--net ..............................    $      16,147
                       Accumulated realized capital losses--net ..........................       (5,767,208)
                       Unrealized appreciation--net ......................................      115,676,847
                                                                                              -------------
                       Total accumulated earnings--net ...................................                        109,925,786
                                                                                                                -------------
                       Net Assets ........................................................                      $ 430,303,710
                                                                                                                =============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $149,590,025 and 10,542,481 shares
                        of beneficial interest outstanding ...............................                      $       14.19
                                                                                                                =============
                       Class B--Based on net assets of $69,944,745 and 4,913,952 shares
                        of beneficial interest outstanding ...............................                      $       14.23
                                                                                                                =============
                       Class C--Based on net assets of $58,338,121 and 4,171,868 shares
                        of beneficial interest outstanding ...............................                      $       13.98
                                                                                                                =============
                       Class I--Based on net assets of $151,144,593 and 10,647,469 shares
                        of beneficial interest outstanding ...............................                      $       14.20
                                                                                                                =============
                       Class R--Based on net assets of $1,286,226 and 90,005 shares
                        of beneficial interest outstanding ...............................                      $       14.29
                                                                                                                =============

      See Notes to Financial Statements.


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005              13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended January 31, 2005
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $78,006 foreign withholding tax) ................                      $   4,412,748
                       Interest (including $299,908 from affiliates) .....................                            365,387
                       Securities lending--net ...........................................                                 23
                                                                                                                -------------
                       Total income ......................................................                          4,778,158
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $   1,181,909
                       Account maintenance and distribution fees--Class B ................          336,670
                       Account maintenance and distribution fees--Class C ................          249,947
                       Account maintenance fees--Class A .................................          174,975
                       Transfer agent fees--Class A ......................................          110,248
                       Transfer agent fees--Class I ......................................          106,499
                       Accounting services ...............................................           86,874
                       Transfer agent fees--Class B ......................................           59,007
                       Transfer agent fees--Class C ......................................           44,211
                       Registration fees .................................................           38,343
                       Professional fees .................................................           31,933
                       Printing and shareholder reports ..................................           29,176
                       Trustees' fees and expenses .......................................           24,032
                       Custodian fees ....................................................           14,871
                       Pricing fees ......................................................            2,076
                       Account maintenance and distribution fees--Class R ................            2,064
                       Transfer agent fees--Class R ......................................              973
                       Other .............................................................           27,756
                                                                                              -------------
                       Total expenses ....................................................                          2,521,564
                                                                                                                -------------
                       Investment income--net ............................................                          2,256,594
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................          315,685
                          Foreign currency transactions--net .............................          (24,904)          290,781
                                                                                              -------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net ...............................................       40,026,951
                          Foreign currency transactions--net .............................              (90)       40,026,861
                                                                                              -------------------------------
                       Total realized and unrealized gain--net ...........................                         40,317,642
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  42,574,236
                                                                                                                =============

      See Notes to Financial Statements.


14      MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

Statements of Changes in Net Assets

                                                                                                For the Six         For the
                                                                                                Months Ended       Year Ended
                                                                                                 January 31,        July 31,
Increase (Decrease) in Net Assets:                                                                  2005              2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $   2,256,594     $   3,714,582
                       Realized gain--net ................................................          290,781         2,443,834
                       Change in unrealized appreciation (depreciation)--net .............       40,026,861        47,611,775
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       42,574,236        53,770,191
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................         (953,554)       (1,518,515)
                          Class B ........................................................         (204,922)         (289,895)
                          Class C ........................................................         (166,721)         (203,870)
                          Class I ........................................................       (1,087,312)       (1,735,246)
                          Class R ........................................................           (7,827)           (5,023)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders       (2,420,336)       (3,752,549)
                                                                                              -------------------------------
=============================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from beneficial interest
                        transactions .....................................................       35,294,302        20,238,397
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................       75,448,202        70,256,039
                       Beginning of period ...............................................      354,855,508       284,599,469
                                                                                              -------------------------------
                       End of period* ....................................................    $ 430,303,710     $ 354,855,508
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $      16,147     $     179,889
                                                                                              ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005              15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                              Class A
                                                                  --------------------------------------------------------------
                                                                   For the Six                 For the Year Ended
                                                                  Months Ended                      July 31,
The following per share data and ratios have been derived          January 31,   -----------------------------------------------
from information provided in the financial statements.                2005         2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...   $  12.78       $  10.94     $  10.49     $  12.29     $  12.70
                                                                  --------------------------------------------------------------
                       Investment income--net** ...............        .09            .15          .15          .14          .16
                       Realized and unrealized gain (loss)--net       1.41           1.84          .44        (1.30)        1.07
                                                                  --------------------------------------------------------------
                       Total from investment operations .......       1.50           1.99          .59        (1.16)        1.23
                                                                  --------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.09)          (.15)        (.14)        (.13)        (.18)
                          Realized gain--net ..................         --             --           --         (.51)       (1.46)
                                                                  --------------------------------------------------------------
                       Total dividends and distributions ......       (.09)          (.15)        (.14)        (.64)       (1.64)
                                                                  --------------------------------------------------------------
                       Net asset value, end of period .........   $  14.19       $  12.78     $  10.94     $  10.49     $  12.29
                                                                  ==============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      11.79%++       18.28%        5.72%       (9.77%)      10.12%
                                                                  ==============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.14%+         1.17%        1.20%        1.20%        1.33%
                                                                  ==============================================================
                       Investment income--net .................       1.29%+         1.26%        1.46%        1.18%        1.30%
                                                                  ==============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $149,590       $128,068     $ 98,558     $ 82,956     $ 97,609
                                                                  ==============================================================
                       Portfolio turnover .....................       1.18%          7.66%       11.72%       25.82%       61.08%
                                                                  ==============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


16      MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

                                                                                              Class B
                                                                  --------------------------------------------------------------
                                                                   For the Six                 For the Year Ended
                                                                  Months Ended                      July 31,
The following per share data and ratios have been derived          January 31,   -----------------------------------------------
from information provided in the financial statements.                2005         2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...   $  12.83       $  10.97     $  10.53     $  12.33     $  12.73
                                                                  --------------------------------------------------------------
                       Investment income--net** ...............        .04            .06          .07          .05          .07
                       Realized and unrealized gain (loss)--net       1.40           1.86          .43        (1.30)        1.07
                                                                  --------------------------------------------------------------
                       Total from investment operations .......       1.44           1.92          .50        (1.25)        1.14
                                                                  --------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.04)          (.06)        (.06)        (.04)        (.08)
                          Realized gain--net ..................         --             --           --         (.51)       (1.46)
                                                                  --------------------------------------------------------------
                       Total dividends and distributions ......       (.04)          (.06)        (.06)        (.55)       (1.54)
                                                                  --------------------------------------------------------------
                       Net asset value, end of period .........   $  14.23       $  12.83     $  10.97     $  10.53     $  12.33
                                                                  ==============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      11.25%++       17.52%        4.79%      (10.45%)       9.32%
                                                                  ==============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.90%+         1.94%        1.98%        1.98%        2.11%
                                                                  ==============================================================
                       Investment income--net .................        .53%+          .49%         .69%         .40%         .52%
                                                                  ==============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $ 69,945       $ 62,608     $ 53,429     $ 44,371     $ 49,383
                                                                  ==============================================================
                       Portfolio turnover .....................       1.18%          7.66%       11.72%       25.82%       61.08%
                                                                  ==============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005              17

[LOGO] Merrill Lynch Investment Managers

                                                                                              Class C
                                                                  --------------------------------------------------------------
                                                                   For the Six                 For the Year Ended
                                                                  Months Ended                      July 31,
The following per share data and ratios have been derived          January 31,   -----------------------------------------------
from information provided in the financial statements.                2005         2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...   $  12.60       $  10.79     $  10.35     $  12.15     $  12.58
                                                                  --------------------------------------------------------------
                       Investment income--net** ...............        .03            .06          .07          .04          .05
                       Realized and unrealized gain (loss)--net       1.40           1.81          .43        (1.27)        1.14
                                                                  --------------------------------------------------------------
                       Total from investment operations .......       1.43           1.87          .50        (1.23)        1.19
                                                                  --------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.05)          (.06)        (.06)        (.06)        (.16)
                          Realized gain--net ..................         --             --           --         (.51)       (1.46)
                                                                  --------------------------------------------------------------
                       Total dividends and distributions ......       (.05)          (.06)        (.06)        (.57)       (1.62)
                                                                  --------------------------------------------------------------
                       Net asset value, end of period .........   $  13.98       $  12.60     $  10.79     $  10.35     $  12.15
                                                                  ==============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      11.33%++       17.40%        4.89%      (10.50%)       9.31%
                                                                  ==============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.91%+         1.94%        1.98%        1.97%        2.12%
                                                                  ==============================================================
                       Investment income--net .................        .50%+          .48%         .69%         .38%         .44%
                                                                  ==============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $ 58,338       $ 43,287     $ 29,947     $ 24,748     $ 12,961
                                                                  ==============================================================
                       Portfolio turnover .....................       1.18%          7.66%       11.72%       25.82%       61.08%
                                                                  ==============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


18      MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

                                                                                              Class I
                                                                  --------------------------------------------------------------
                                                                   For the Six                 For the Year Ended
                                                                  Months Ended                      July 31,
The following per share data and ratios have been derived          January 31,   -----------------------------------------------
from information provided in the financial statements.                2005         2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...   $  12.79       $  10.94     $  10.49     $  12.30     $  12.70
                                                                  --------------------------------------------------------------
                       Investment income--net** ...............        .11            .18          .18          .16          .18
                       Realized and unrealized gain (loss)--net       1.41           1.85          .43        (1.30)        1.09
                                                                  --------------------------------------------------------------
                       Total from investment operations .......       1.52           2.03          .61        (1.14)        1.27
                                                                  --------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.11)          (.18)        (.16)        (.16)        (.21)
                          Realized gain--net ..................         --             --           --         (.51)       (1.46)
                                                                  --------------------------------------------------------------
                       Total dividends and distributions ......       (.11)          (.18)        (.16)        (.67)       (1.67)
                                                                  --------------------------------------------------------------
                       Net asset value, end of period .........   $  14.20       $  12.79     $  10.94     $  10.49     $  12.30
                                                                  ==============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      11.92%++       18.66%        5.98%       (9.61%)      10.48%
                                                                  ==============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................        .89%+          .92%         .95%         .95%        1.10%
                                                                  ==============================================================
                       Investment income--net .................       1.53%+         1.51%        1.72%        1.42%        1.47%
                                                                  ==============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $151,145       $120,151     $102,651     $ 51,345     $ 45,085
                                                                  ==============================================================
                       Portfolio turnover .....................       1.18%          7.66%       11.72%       25.82%       61.08%
                                                                  ==============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005              19

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                               Class R
                                                                         ---------------------------------------------------
                                                                          For the Six          For the       For the Period
                                                                         Months Ended         Year Ended    January 3, 2003@
The following per share data and ratios have been derived                 January 31,          July 31,        to July 31,
from information provided in the financial statements.                       2005                2004             2003
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....        $   12.87            $   11.02            $   10.38
                                                                         ---------------------------------------------------
                       Investment income--net** .................              .09                  .07                  .04
                       Realized and unrealized gain--net ........             1.42                 1.91                  .60
                                                                         ---------------------------------------------------
                       Total from investment operations .........             1.51                 1.98                  .64
                                                                         ---------------------------------------------------
                       Less dividends from investment income--net             (.09)                (.13)                  --
                                                                         ---------------------------------------------------
                       Net asset value, end of period ...........        $   14.29            $   12.87            $   11.02
                                                                         ===================================================
============================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......            11.73%++             18.19%                7.01%++
                                                                         ===================================================
============================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Expenses .................................             1.22%+               1.33%                1.45%+
                                                                         ===================================================
                       Investment income--net ...................             1.22%+               1.05%                1.10%+
                                                                         ===================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .        $   1,286            $     741            $      14
                                                                         ===================================================
                       Portfolio turnover .......................             1.18%                7.66%               11.72%
                                                                         ===================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.
@     Commencement of operations.

      See Notes to Financial Statements.


20      MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Equity Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005              21

[LOGO] Merrill Lynch Investment Managers

Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.


22      MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ............................                  .25%                --
Class B ............................                  .25%               .75%
Class C ............................                  .25%               .75%
Class R ............................                  .25%               .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders. The Fund did not accrue Class R distribution fees because of regulatory fee limits for a portion of the six months ended January 31, 2005.

For the six months ended January 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                          FAMD           MLPF&S
--------------------------------------------------------------------------------
Class A ........................                         $ 3,639         $48,517
Class I ........................                         $     1         $    17
--------------------------------------------------------------------------------


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005              23

[LOGO] Merrill Lynch Investment Managers

For the six months ended January 31, 2005, MLPF&S received contingent deferred sales charges of $28,345 and $3,782 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended January 31, 2005, MLIM, LLC received $10 in securities lending agent fees.

In addition, MLPF&S received $5,875 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 2005.

For the six months ended January 31, 2005, the Fund reimbursed MLIM $4,241 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2005 were $26,454,663 and $4,221,768, respectively.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $35,294,302 and $20,238,397 for the six months ended January 31, 2005 and for the year ended July 31, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2005                               Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,095,780       $ 14,963,498
Automatic conversion of shares ...........           187,654          2,527,060
Shares issued to shareholders in
   reinvestment of dividends .............            60,587            829,997
                                                -------------------------------
Total issued .............................         1,344,021         18,320,555
Shares redeemed ..........................          (818,799)       (11,091,017)
                                                -------------------------------
Net increase .............................           525,222       $  7,229,538
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,309,310       $ 27,551,558
Automatic conversion of shares ...........           372,752          4,597,947
Shares issued to shareholders in
   reinvestment of dividends .............           108,473          1,326,531
                                                -------------------------------
Total issued .............................         2,790,535         33,476,036
Shares redeemed ..........................        (1,786,155)       (21,939,974)
                                                -------------------------------
Net increase .............................         1,004,380       $ 11,536,062
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2005                               Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           707,342       $  9,616,347
Shares issued to shareholders in
   reinvestment of dividends .............            12,262            167,939
                                                -------------------------------
Total issued .............................           719,604          9,784,286
                                                -------------------------------
Automatic conversion of shares ...........          (187,092)        (2,527,060)
Shares redeemed ..........................          (499,744)        (6,800,052)
                                                -------------------------------
Total redeemed ...........................          (686,836)        (9,327,112)
                                                -------------------------------
Net increase .............................            32,768       $    457,174
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,236,378       $ 15,031,812
Shares issued to shareholders in
   reinvestment of dividends .............            19,415            237,370
                                                -------------------------------
Total issued .............................         1,255,793         15,269,182
                                                -------------------------------
Automatic conversion of shares ...........          (371,728)        (4,597,947)
Shares redeemed ..........................          (872,746)       (10,711,000)
                                                -------------------------------
Total redeemed ...........................        (1,244,474)       (15,308,947)
                                                -------------------------------
Net increase (decrease) ..................            11,319       $    (39,765)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2005                               Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,027,513       $ 13,869,803
Shares issued to shareholders in
   reinvestment of dividends .............            10,030            135,275
                                                -------------------------------
Total issued .............................         1,037,543         14,005,078
Shares redeemed ..........................          (299,810)        (3,985,233)
                                                -------------------------------
Net increase .............................           737,733       $ 10,019,845
                                                ===============================


24      MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,164,763       $ 14,014,782
Shares issued to shareholders in
   reinvestment of dividends .............            14,089            170,050
                                                -------------------------------
Total issued .............................         1,178,852         14,184,832
Shares redeemed ..........................          (520,672)        (6,263,649)
                                                -------------------------------
Net increase .............................           658,180       $  7,921,183
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended January 31, 2005                               Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,087,281       $ 28,478,640
Shares issued to shareholders in
   reinvestment of dividends .............            40,108            550,369
                                                -------------------------------
Total issued .............................         2,127,389         29,029,009
Shares redeemed ..........................          (874,523)       (11,861,300)
                                                -------------------------------
Net increase .............................         1,252,866       $ 17,167,709
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         3,518,825       $ 43,204,582
Shares issued to shareholders in
   reinvestment of dividends .............            56,067            690,867
                                                -------------------------------
Total issued .............................         3,574,892         43,895,449
Shares redeemed ..........................        (3,564,394)       (43,760,785)
                                                -------------------------------
Net increase .............................            10,498       $    134,664
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended January 31, 2005                               Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................            64,549       $    862,204
Shares issued to shareholders in
   reinvestment of dividends .............               566              7,827
                                                -------------------------------
Total issued .............................            65,115            870,031
Shares redeemed ..........................           (32,663)          (449,995)
                                                -------------------------------
Net increase .............................            32,452       $    420,036
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................            65,067       $    796,684
Shares issued to shareholders in
   reinvestment of dividends .............               398              5,023
                                                -------------------------------
Total issued .............................            65,465            801,707
Shares redeemed ..........................            (9,180)          (115,454)
                                                -------------------------------
Net increase .............................            56,285       $    686,253
                                                ===============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended January 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Capital Loss Carryforward

On July 31, 2004, the Fund had a net capital loss carryforward of $6,057,982, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005              25

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Robert M. Shearer, Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Trustee and Kevin A. Ryan, Trustee of Merrill Lynch Equity Dividend Fund retired. The Fund's Board of Trustees wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund.
--------------------------------------------------------------------------------


26      MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web
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        MERRILL LYNCH EQUITY DIVIDEND FUND      JANUARY 31, 2005              27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Equity Dividend Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #10561 -- 1/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Equity Dividend Fund


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Equity Dividend Fund

Date: March 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Equity Dividend Fund

Date: March 21, 2005


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Equity Dividend Fund

Date: March 21, 2005